Acquisition of Business Acquisition	9 Months Ended
Sep. 30, 2019
Business Combinations [Abstract]
Acquisition of Business Acquisition

Note 10- Acquisition of Business Acquisition

On May 3, 2019, C-PAK, P&G, and Capital Park, solely in its capacity as guarantor, entered in an agreement (the “Transaction Agreement”) and completed an acquisition under thereto of certain assets pertaining to the “Joy” and “Cream Suds” trademarks for $30,000,000 plus assumption of certain liabilities.

In the Transaction Agreement, C-PAK and P&G have agreed to certain customary representations, warranties and covenants, including, but not limited to, certain representations as to the financial statements, contracts, liabilities, and other attributes of the respective assets, and certain limited covenants of C-PAK not to solicit employees following the closing.

The purchase price of $30,000,000 was allocated as follows:

Tangible assets
Molds	7,500
Prepaid expenses	20,000
Total	$27,500
Transfer taxes	(1)
Intangible asset
Intellectual Property/Technology	1,028,000
Customer Base	6,806,000
Tradenames - trademarks	4,775,000
Total	$12,609,000
Goodwill	17,363,501
Total net assets acquired	$30,000,000
Total cash consideration paid	$30,000,000

Goodwill represents the future economic benefits arising largely from the synergies expected from combining the operations of the Company and acquisitions of the business that could not be individually identified and separately recognized. The Company reviews goodwill for impairment at least annually and more frequently if events or changes in circumstances indicate it is more likely than not that the fair value of a reporting unit is below its carrying amount. The annual review for goodwill impairment is performed as of the first day of the fourth quarter of each fiscal year. The Company tests for goodwill impairment at the reporting unit level, which is at or one level below the operating segment level. Management determined there were no indications of impairment on the net assets acquired.

The identifiable intangible assets are expected to be amortized on a straight-line basis over the estimated useful lives indicated. The fair value of identifiable intangible assets acquired was determined using income approaches. Significant assumptions utilized in the income approach were based on Company-specific information and projections, which are not observable in the market and are thus considered Level 3 measurements as defined by authoritative guidance. The intangible assets are amortized over a period of 10 years, in accordance with the terms of their purchase agreement with P&G.